SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                           Decorator Industries, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials:

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[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

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

[LOGO]                     DECORATOR INDUSTRIES, INC.
                             10011 Pines Boulevard
                            Pembroke Pines, FL 33024

                           NOTICE OF ANNUAL MEETING OF
                      STOCKHOLDERS TO BE HELD MAY 25, 2004

TO THE STOCKHOLDERS OF DECORATOR INDUSTRIES, INC.

         Notice is hereby given that the annual meeting of the stockholders of Decorator Industries, Inc. will be held at Suite 201, 10011 Pines Blvd., Pembroke Pines, Florida, on May 25, 2004 at 9:30 A.M., local time, for the purpose of:

         (a) Electing two directors.

         (b) Transacting such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors fixed the close of business on April 2, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting.

         Copies of the Company's proxy statement for the meeting and annual report to stockholders for the fiscal year ended January 3, 2004 are furnished herewith.

         PLEASE SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. YOUR PROMPT COMPLIANCE WITH THIS REQUEST WILL BE APPRECIATED AND WILL ASSIST IN OBTAINING A QUORUM. YOUR PROXY MAY BE WITHDRAWN AT ANY TIME PRIOR TO ITS EXERCISE BY GIVING NOTICE TO THE UNDERSIGNED.

                             By Order of the Board of Directors

                                      JEROME B. LIEBER
                                         Secretary
April 19, 2004

                                 PROXY STATEMENT

                           DECORATOR INDUSTRIES, INC.
                              10011 Pines Boulevard
                            Pembroke Pines, FL 33024

                                 April 19, 2004


         This statement is furnished in connection with the solicitation of proxies to be used at the annual meeting of stockholders of Decorator Industries, Inc. (the "Company"), to be held May 25, 2004 at the place and time and for the purposes set forth in the foregoing Notice of Annual Meeting, and at any adjournment thereof. This proxy statement and the enclosed form of proxy and annual report for 2003 were mailed to stockholders on or about April 19, 2004.

         Proxies in the form enclosed are solicited on behalf of the Board of Directors of the Company. The cost of preparing, assembling and mailing the notice of annual meeting, proxy statement and form of proxy is to be borne by the Company. In addition to the solicitation of proxies by use of the mails, directors, officers or other employees of the Company may solicit proxies personally or by telephone or other means and the Company may request certain persons holding stock in their names or in the names of their nominees to obtain proxies from and send proxy material to the principals and will reimburse such persons for their expenses in so doing.

         The accompanying proxy may be revoked by the stockholder at any time prior to its use by giving notice of such revocation either personally or in writing to Jerome B. Lieber, Secretary of the Company, 40th Floor, One Oxford Centre, Pittsburgh, PA 15219. Unless the proxy shall have been properly revoked, the shares represented by proxies in the enclosed form will be voted. Each such proxy will be voted as directed, but if no direction is indicated, it will be voted FOR the election of the Board of Directors' nominees named below.

         Only holders of record of the Company's Common Stock, par value $.20 per share ("Common Stock"), at the close of business on April 2, 2004 will be entitled to vote at the meeting. As of April 2, 2004, there were 2,812,155 shares of Common Stock outstanding, the holders of which are entitled to one vote per share, except for cumulative voting in the election of directors, as explained below.

         A quorum for the transaction of business at the annual meeting will require the presence, in person or by proxy, of stockholders entitled to cast at least a majority of the total number of votes entitled to be cast at the meeting. Directors will be elected at the meeting by a plurality of the votes cast. Abstentions and broker non-votes are counted as shares present for determination of a quorum but are not counted as affirmative or negative votes and are not counted in determining the number of votes cast on any matter.

         Stockholders are entitled to cumulative voting in the election of directors, which means that a stockholder is entitled to a number of votes equal to the number of shares held by such stockholder multiplied by the number of directors to be elected, and the stockholder may cast all of such votes for one nominee or divide them between the two nominees.

                              ELECTION OF DIRECTORS

         The Board of Directors consists of three classes of directors with staggered terms. A purpose of the meeting is the election of two directors to serve for a term of three years. The last two columns of the tables below give information regarding the Common Stock beneficially owned by the nominee or director as of the close of business on April 2, 2004. The percentages in the last column were computed by dividing the number of shares beneficially owned by the total of the number of shares of Common Stock outstanding and the number of shares of Common Stock, if any, which the named nominee or director was entitled to acquire within 60 days of April 2, 2004 through the exercise of stock options. Mr. Bassett is trustee of the Trust under the Stock Plan for Non-Employee Directors (the "Trust").

NOMINEES FOR ELECTION AS DIRECTORS

         Information regarding the nominees for election as directors is set forth below:

                                                                          Common Shares   Percent
                                                               Director    Beneficially      of
      Name               Age   Principal Occupation              Since        Owned        Class
      ----               ---   --------------------            --------   -------------   -------
William A. Bassett       67    Chairman of the Board,            1980       362,290(1)     12.54%
                               President and Chief Executive
                               Officer of the Company
William A. Bassett, as                                                       56,286(2)      2.00%
Trustee for the Trust

Thomas L. Dusthimer      69    Consultant to and Director        1997         1,250(3)        --
                               of Key Bank Elkhart

----------
(1) Includes 77,082 optioned shares which may be acquired within 60 days.
(2) Mr. Bassett disclaims beneficial ownership of these shares.
(3) Excludes shares held in the Trust for his account.

         William A. Bassett has been President of the Company since 1980, Chief Executive Officer since 1993 and Chairman of the Board since 1994.

         Thomas L. Dusthimer has served as a consultant to and director of Key Bank (Elkhart, Indiana District) since 1992. From 1973 until his retirement in 1992, Mr. Dusthimer served in various executive positions, including President, Chief Executive Officer and Chairman, with Ameritrust Indiana Corporation and Ameritrust National Bank.

         The above persons were nominated for the office of director by the present Board of Directors, upon the recommendation of the Nominating Committee. Such persons have advised the Company that they are willing to serve as directors for the term for which they are standing for election. If at the time of the meeting any of the nominees should be unable or unwilling to serve as a director for any reason, it is intended that the enclosed proxy will be voted for the election of such person, if any, as is designated by the Board of Directors to replace such nominee, unless the proxy withholds authority to vote for nominees.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOREGOING NOMINEES.

DIRECTORS WHOSE TERMS CONTINUE AFTER THE MEETING

         Information regarding the directors whose terms of office continue after the annual meeting is set forth below:

                                                                            Present   Common Shares   Percent
                                                                 Director    Term      Beneficially     of
     Name                Age   Principal Occupation               Since     Expires       Owned        Class
     ----                ---   --------------------              --------   -------   -------------   -------
Jerome B. Lieber         83    Senior Counsel-                    1961        2005     13,705(1)(2)       --
                               Klett Rooney Lieber & Schorling,
                               A Professional Corporation,
                               Attorneys at Law

William C. Dixon         46    President and CEO of               2002        2005         --(1)          --
                               Barnes Furniture Co., Inc.

Joseph N. Ellis          75    Management Consultant              1993        2006      2,500(1)          --

Ellen Downey             51    Management Consultant              1997        2006      1,562(1)          --

----------
(1) Excludes shares held in the Trust for his or her account.
(2) Includes 5,040 shares held in a charitable trust as to which Mr. Lieber disclaims beneficial ownership.

         Jerome B. Lieber has been Secretary of the Company since 1961. He is a Senior Counsel to the law firm of Klett Rooney Lieber & Schorling, a Professional Corporation, Pittsburgh, Pennsylvania, which serves as general counsel to the Company. Mr. Lieber previously had been a senior partner in that firm.

         William C. Dixon was appointed as a director in November 2002. He has been President and CEO of Barnes Furniture Co., Inc. since 1998. Barnes is a privately held retail furniture company. In addition, Mr. Dixon is President and 50% owner of BFD of Metro Washington, Inc. BFD was established in 2002 and operates furniture stores in the Washington, DC market. Mr. Dixon is the nephew of William A. Bassett.

         Joseph N. Ellis founded La Salle-Deitch Co., Inc., a distributor of products for the manufactured housing and recreational vehicle industry in 1963, and served as its President, Chief Executive Officer and Chairman from 1971 until his retirement in 1992.

         Ellen Downey was employed by Ryder Systems, Inc. in various financial positions from 1978 to 1991 and from 1991 to 1993 served as Vice President and Treasurer of that company.

         At April 2 2004, the officers and directors of the Company as a group had sole or shared voting or investment power as to 432,551 shares of the Company's Common Stock, which together with 125,414 optioned shares that could be acquired within 60 days after April 2, 2004, would constitute 18.99% of the total shares then outstanding.

DIRECTOR INDEPENDENCE

         All directors and nominees for director, except Messrs. Bassett and Lieber, are independent as defined in the company Guide of the American Stock Exchange LLC.

ATTENDANCE AT STOCKHOLDER MEETINGS

         Directors should attend all stockholder meetings if reasonably possible. All members of the Board attended the 2003 annual meeting of stockholders.

CODE OF ETHICS

     The Company has adopted a Code of Conduct and Ethics which covers all directors, officers, and managers of the Company. It was filed as Exhibit 14 to the Company's Annual Report on Form 10-K for the fiscal year ended January 3, 2004.

                          BOARD AND COMMITTEE MEETINGS

         The Board of Directors has the following committees: Audit Committee, Stock Option Committee, Compensation Committee, and Nominating Committee.

         During the fiscal year 2003, the Board of Directors held six meetings.

         The Audit Committee consists of Joseph N. Ellis (Chairman), Ellen Downey, Thomas L. Dusthimer and William C. Dixon. The Audit Committee met twice during 2003. See "Audit Committee Report" herein.

         The Compensation Committee consists of Joseph N. Ellis, Ellen Downey, and Thomas L. Dusthimer (Chairman). The function of the Compensation Committee is to determine the salary, bonus and benefits for the Chief Executive Officer of the Company and to recommend to the Board the salary, bonus and benefits for all other officers. The Compensation Committee held three meetings in 2003.

         The Nominating Committee consists of Joseph N. Ellis, Ellen Downey (Chairwoman) and Thomas L. Dusthimer. The function of the Nominating Committee is to recommend to the Board persons to be nominated by the Board for election as directors and persons to be elected by the Board to fill any vacancies on the Board. The Nominating Committee met twice in 2003. See "Nominating Committee Report" herein.

                              DIRECTOR COMPENSATION

         Commencing in 2004, directors who are not employees of the Company are paid an annual retainer fee of $11,000 per year for their scheduled services as directors, which includes four meetings per year. The fee is paid quarterly in shares of the Company's Common Stock valued at their closing price on the American Stock Exchange on the third business day following the release of sales and earnings for the preceding fiscal year. Under the Company's Stock Plan for Non-Employee Directors, such directors may elect to defer receipt of their shares, until after they leave the Board, by having them delivered to the Trust established under the Plan. Directors are paid $2,000 for each additional meeting. Members of the Audit Committee are paid ($2,000 per meeting for chairman and $1,500 per meeting for other members) for attending Audit Committee meetings.

                             PRINCIPAL STOCKHOLDERS

         See "Nominees for Election as Directors" above for the stockholding of William A. Bassett, Chairman of the Board, President and Chief Executive Officer of the Company.

         FMR Corp. of Boston, Massachusetts, has furnished the Company a copy of its Schedule 13G dated February 14, 2002 in which it reported that as of December 31, 2001 Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and a registered investment adviser, had sole investment power with respect to 279,715 shares (9.95%) of the Company's Common Stock.

         Robert E. Robotti of New York, New York has reported on his Form 4 dated March 16, 2004 beneficial ownership of 427,763 shares of the Company's Common Stock (15.21%), which includes shared voting and dispositive power as to 422,998 shares through his ownership of Robotti & Company (300,680 shares) and his position as the managing member of Ravenswood Management Company, LLC, which is the general partner of The Ravenswood Investment Company, L.P. (122,318 shares), and sole voting and dispositive power as to 4,765 shares held in his own brokerage account.

         Steven C. Leonard of Rancho Santa Fe, California has furnished the Company a copy of his Schedule 13G dated February 18, 2004 in which he reported beneficial ownership of a total of 286,320 shares (10.18%) of the Company's Common Stock, including 244,440 as to which he has shared voting and dispositive power and 41,880 as to which he has sole voting and dispositive power. The 244,440 shares are beneficially owned by Pacifica Capital Investments LLC, of which Mr. Leonard is the sole manager.

                             EXECUTIVE COMPENSATION

EMPLOYMENT AGREEMENTS

         The Company entered into a new employment agreement with Mr. Bassett in July 2003. This agreement extends his employment until December 31, 2007 (the "First Term"). For the five years commencing January 1, 2008, the Company will employ Mr. Bassett as an employee/consultant (the "Second Term"). His salary during the First Term shall be no less than $336,000 per annum, to be payable no less frequently than equal monthly installments. He will be eligible for annual increases and bonuses commensurate with his and the Company's performance during the preceding year, the payment and amount of which is to be at the discretion of the Compensation Committee of the Board of Directors.

         During the Second Term, Mr. Bassett will receive compensation of at least 60% of his salary for 2007, or the average of his salary for 2006, 2007, and 2008, whichever is greater, payable in not less than equal monthly installments. In addition, the Company will maintain a long term care policy for Mr. Bassett and his wife for the Second Term. The Company shall also continue, maintain and pay the premiums on a $1,000,000 insurance policy and a $1,000,000 key man insurance policy on the life of Mr. Bassett, the proceeds of which key man insurance less the death benefits payable under the terms of his employment agreement, shall be payable to Mr. Bassett or his personal representative or named beneficiary.

ANNUAL COMPENSATION AND STOCK OPTIONS

         The following table shows the compensation of certain executive officers of the Company (the "Named Executive Officers") for each of the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                              Long-Term
                                                                             Compensation
                                             Annual Compensation                Awards
                                     --------------------------------------  ------------
Name and                     Fiscal                                            Optioned         All Other
Principal Position            Year   Salary($)(1)   Bonus ($)   Other($)(2)   Shares(#)(3)   Compensation($)(4)
------------------           ------  ------------   ---------   -----------   ------------   ------------------
William A. Bassett            2003     343,462       57,571          *               --            36,207
Chairman of the Board,        2002     320,000       28,663       44,610         31,250            27,200
President and Chief           2001     300,000       12,000          *               --            36,843
Executive Officer

Michael K. Solomon            2003     130,614       20,000          *               --             1,474
Vice President, Treasurer     2002     125,000       10,000          *               --             1,349
and Chief Financial Officer   2001     118,820        5,000          *               --             1,224

William A. Johnson            2003      99,423       17,500          *               --             1,114
Controller                    2002      90,000       10,000          *           12,500             1,004
                              2001      82,000        5,000          *               --               884

----------
(1) The fiscal year 2003 was a 53-week fiscal period.
(2) Medical/dental reimbursement plan payments, country club memberships, and personal use of Company vehicles. An asterisk indicates that the total of other annual compensation for that year was less than 10% of salary and bonus for that year.
(3) Mr. Bassett received an option for 31,250 shares on October 9, 2002 in exchange for the cancellation of options for 43,750 shares on March 23, 2002. Mr. Johnson received an option for 12,500 shares on October 9, 2002 in exchange for the cancellation of options for 11,250 shares on March 23, 2002. These exchanges were made pursuant to the Company's tender offer of February 22, 2002.
(4) Premiums paid by the Company on life and long-term disability insurance policies, and Company contributions to the 401(k) Retirement Savings Plan.

         Mr. Solomon, age 54, has been Vice President of the Company since 1994 and Treasurer and Chief Financial Officer since 1985. He beneficially owns 109,671 shares of Common Stock, including 38,332 optioned shares that may be acquired within 60 days of April 2, 2004.

         William A. Johnson, age 44, has been Controller of the Company since January 1997 and an officer of the Company since June 1998. He beneficially owns 10,700 shares of Common Stock, including 10,000 optioned shares that may be acquired within 60 days of April 2, 2004.

         The Company's medical and dental reimbursement plan provides reimbursement to the corporate and certain divisional officers of the Company and their dependents (as defined in Section 152 of the Internal Revenue Code) for their medical and dental expenses. Benefits under the plan are limited to 10% of the participant's compensation during the plan year. The plan also prohibits any participant from receiving "double reimbursement"; i.e., if a participant receives reimbursement from another source, he or she must remit to the Company benefits received under the plan.

         On September 1, 1998 the Company began a 401(k) Retirement Savings Plan available to all eligible employees. To be eligible for the plan, the employee must be at least 21 years of age and have completed one year of employment. Eligible employees may contribute up to 75% of their earnings with a maximum of $12,000 for 2003 ($14,000 for employees over 50 years of age) based on the Internal Revenue Service annual contribution limit. The Company will match 25% of the first 4% of the employee's contributions up to 1% of the employee's earnings. Contributions are invested at the direction of the employee in one or more funds. Company contributions begin to vest after two years.

         The Company's 1984 Incentive Stock Option Plan, which expired February 22, 1994, authorized the granting to key employees of options to purchase up to 804,976 shares (as adjusted for stock splits) of the Company's Common Stock. The purchase price of optioned shares was the fair market value of the Common Stock on the date of grant, and the maximum term of the options is ten years. The number of optioned shares and the purchase price per share are subject to adjustment for stock splits, stock dividends, reclassifications and the like.

         On April 3, 1995 the Board of Directors adopted, and on June 5, 1995 the stockholders approved, the Company's 1995 Incentive Stock Option Plan (the "1995 Plan") which has a term of ten years. The 1995 Plan authorizes the issuance of up to 520,830 shares (as adjusted for stock splits) of Common Stock pursuant to stock options granted to key employees of the Company. The purchase price of optioned shares must be the fair market value of the Common Stock on the date of grant, and the maximum term of the options is ten years; in the case of options granted to employees who own more than 10% of the outstanding Common Stock, however, the purchase price must be 110% of the fair market value of the Common Stock on the date of grant and the term of the option cannot exceed five years. The number of shares that may be issued under the 1995 Plan, the number of optioned shares and the purchase price per share are subject to adjustment for stock splits, stock dividends, reclassifications and the like.

         The following table sets forth information concerning the exercise of stock options during fiscal year 2003 by the Named Executive Officers and the value of their unexercised, in-the-money stock options at the end of that fiscal year (January 3, 2004). All options outstanding at January 3, 2004, have a ten year term and, except for those granted after the fiscal year 1995, were exercisable at any time prior to their respective expiration dates. Options granted in 1996 and 1997 vest 20% on the date of the grant and 20% each year thereafter, and options granted in 1998 vest 20% each year beginning at the end of the first year. The options granted in 2002 have varying vesting schedules.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                      Value of
                    Shares Acquired     Value     Optioned Shares    Options at
Name                 on Exercise      Realized     at 1/3/04(#)    1/3/04($)(1)
----                ---------------   --------    ---------------  ------------
William A. Bassett         --             --           97,914(2)      $115,371
                                                        6,250(3)         2,750
Michael K. Solomon         --             --           46,704(2)      $ 43,057
                                                        1,000(3)            --
William A. Johnson         --             --           10,000(2)       $ 4,400
                                                        2,500(3)         1,100
----------
(1) Assumes a market value of $6.30 per share, which was the closing price on the American Stock Exchange on January 2, 2004.
(2) Exercisable.
(3) Unexercisable.

              BOARD OF DIRECTORS' REPORT ON EXECUTIVE COMPENSATION

         The Board of Directors has approved the salaries of the executive officers of the Company on an annual basis. In approving the salaries, the Board considered the size of the Company, its performance during the previous fiscal year, the responsibilities and performance of the executive officer, and such other factors as the directors wished to consider. No pre-determined formula or guidelines were used, and no specific weight was given to any one factor.

         The Board has also granted stock options to executive officers and other key employees as a means of further motivating them to exert their best efforts on behalf of the Company.

         The salary and other benefits of Mr. Bassett, Chief Executive Officer of the Company, for the fiscal years 2003 and 2004 were determined by the Board of Directors (without Mr. Bassett's participation) upon recommendation of the Compensation Committee, which was composed of Messrs. Ellis, Dusthimer, and Lieber and Ms. Downey. Such recommendation was based upon consideration of his and the Company's performance during the previous fiscal year, the responsibilities of that office, and Mr. Bassett's contributions to the growth and development of the Company. No specific weight was given to any one of the factors considered.

         For the year 2005 and subsequent years, the Compensation Committee, composed of independent directors, will determine the salary, bonus and benefits of the Chief Executive Officer and will recommend to the Board the salary, bonus and benefits of the other officers of the Company. In determining the compensation of the Chief Executive Officer, the Compensation Committee will consider (i) the compensation package as a whole, including his or her salary, bonus, stock options and other perquisites, (ii) his or her performance both quantitatively and qualitatively, (iii) whether the financial goals of the Company, including both sales growth and return on equity have been met, (iv) the sales/revenue increases of the Company, (v) the compensation packages of other companies of similar size and in the Company's line of business, to the extent such information is available, and (vi) such other factors as the Committee may deem relevant at the time.

         Board of Directors: William A. Bassett, Joseph N. Ellis, William C. Dixon, Jerome B. Lieber, Ellen Downey, Thomas L. Dusthimer

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based on our records and other information, we believe that during the fiscal year 2003 all of our directors and executive officers complied with the reporting requirements of section 16(a) of the Securities Exchange Act of 1934.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors serves as a focal point for communications among the Board, the outside auditors and management as their duties relate to financial accounting, reporting and internal controls. It reviews the overall plan of the annual independent audit, the financial statements, the scope of audit procedures, the performance of the Company's independent auditors, and the independent auditors' evaluation of internal controls. The Audit Committee assists the Board in fulfilling its fiduciary responsibilities as to accounting policies, financial reporting practices and the sufficiency of auditing with respect thereto; however, management has the primary responsibility for the financial statements and the financial reporting process. The Audit Committee is to select the Company's outside auditors and review and oversee any "related party transactions" with the Company. The Audit Committee Charter, as amended, is attached to this proxy statement as Appendix A.

         The Board has determined that the current members of the Committee, listed below, are "independent" as defined in Section 121A of the Company Guide of the American Stock Exchange, and in Rule IOA3 under the Securities Exchange Act of 1934 and that the Committee qualifies under Section 121B(2) of the Company Guide. Ellen Downey qualifies as an "audit committee financial expert" as defined by the rules of the Securities Exchange Commission.

         The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended January 3, 2004 and has also discussed with Louis Plung & Company, the Company's independent auditors for that fiscal year, their judgment as to the acceptability and quality of the Company's accounting principles and the other matters required by Statement on Auditing Standards 61 to be discussed with the independent auditors. In addition, the Audit Committee received from Louis Plung & Company the written disclosures and letter required by Independence Standards Board Standard No. 1 and has discussed with them their independence from the Company and its management. The Committee has also considered whether the provision of nonaudit services to the Company by Louis Plung & Company is compatible with maintaining their independence. Based on such review and discussions, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended January 3, 2004 be included in the Company's Annual Report on Form 10-K for that fiscal year and for filing with the Securities and Exchange Commission.

         Audit Committee: Joseph N. Ellis, Chairman, Ellen Downey, Thomas L. Dusthimer and William C. Dixon.

                           NOMINATING COMMITTEE REPORT

         The Board of Directors has adopted a Resolution which establishes the Nominating Committee and sets forth its functions. The Resolution provides as follows:

         The Nominating Committee of the Board of Directors shall consist of two or more directors, each of whom shall be an "Independent Director" as defined in the Company Guide of the American Stock Exchange LLC ("Amex"), and no director shall qualify as independent unless the Board affirmatively determines that he or she does not have a material relationship with the Company that would interfere with the exercise of independent judgement. The Committee shall elect its Chairperson from among its membership. The function of the Nominating Committee shall be to recommend to the Board persons to be nominated by the Board for election as directors and persons to be elected by the Board to fill any vacancies on the Board.

         No employee or Floor Member of the Amex may be nominated as a director of the Company. The Committee will consider for recommendation to the Board nominees proposed by the shareholders entitled to vote who deliver notice to the Secretary of the Company not less than 45 days nor more than 75 days prior to the first anniversary of the record date for the preceding year's annual meeting, commencing with the annual meeting in the year 2005.

         The members of the Nominating Committee shall hereafter be Joseph N. Ellis, Ellen Downey (Chairperson) and Thomas L. Dusthimer, each of whom is an Independent Director who has been determined by the Board not to have a material relationship with the Company that would interfere with the exercise of independent judgement.

         No shareholders proposed nominees for election as directors at this annual meeting. The two nominees approved by the Board were recommended by the Nominating Committee because of their experience on the Board and their knowledge of the Company's business and industry. In the future, the Committee will consider the following factors in evaluating proposed nominees:

         o the needs of the Company with respect to the particular talents and experience of its incumbent directors;

         o the knowledge, skills and experience of the candidate, including experience in the markets the Company services, business, finance, in light of prevailing business conditions, and the knowledge, skills and experience already possessed by other members of the Board;

         o        experience with accounting rules and practices;

         o        references obtained with respect to the candidate;

         o the amount of time the candidate can devote to serving on the Board, and the number of other boards and board committees on which the candidate serves; and

         o the desire to balance the considerable benefit of continuity with the periodic injection of fresh perspectives provided by new members.

         There are no stated minimum criteria for director nominees. None of the foregoing factors is an absolute requirement. The Nominating Committee will evaluate all of these factors, and others, as necessary to satisfy the Company's needs and objectives at the time a candidate is being considered. The Nominating Committee's goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
-----------------------------------------

         The Board has established a process for shareholders to communicate with members of the Board. The Chairman of the Nominating Committee, with the assistance of the Company's Secretary, will be primarily responsible for monitoring communications from shareholders and providing copies or summaries of such communications to the other Directors, as he or she considers appropriate. Shareholders who wish to send communications to the Board may do so by writing:
Ellen Downey, Chairperson of the Nominating Committee, c/o the Company's Secretary, 40th Floor, One Oxford Centre, Pittsburgh, PA 15219-6498


                                PERFORMANCE GRAPH

         Set forth on the following page is a graph which compares the value for the five calendar years ended December 31, 2003 of $100 invested at the close of trading on December 31, 1998, in each of the following investment alternatives:
(a) the Company's Common Stock, (b) the "Russell 2000" Index, and (c) the "S & P 500" Index. The graph has been prepared assuming the reinvestment of all cash dividends paid during the period. The Company is not able to identify a peer group for comparison purposes.

                               [GRAPHIC OMITTED]


                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
Among Decorator Industries, Inc., The S & P 500 Index and The Russell 2000 Index

                12/98       12/99      12/00       12/01     12/02        12/03
DECORATOR      100.00       70.51      36.80       56.16     77.91        95.76
S&P 500        100.00      121.04     110.02       96.95     75.52        97.18
RUSSELL 2000   100.00      121.26     117.59      120.52     95.83       141.11

                             DISCRETIONARY AUTHORITY

         At the time of mailing copies of this proxy statement to stockholders, the election of directors was the only matter known by management that will be presented for action at the annual meeting of stockholders. Should any other matters come before the meeting, action may be taken thereon pursuant to proxies in the form enclosed, which confer discretionary authority upon the persons named therein or their substitutes with respect to any such business which may properly come before the meeting.

                             CONCERNING THE AUDITORS

         Louis Plung & Company are the independent public accountants of the Company and have been selected as the Company's independent public accountants for the current fiscal year by the Audit Committee. Representatives of such firm are not expected to be in attendance at the annual meeting.

AUDIT FEES

         The following table presents fees for professional audit services rendered by Louis Plung & Company for the audit of the Company's annual financial statements for the fiscal years ended January 3, 2004, and December 28, 2002, and fees billed for other services rendered by Louis Plung & Company during those periods. Certain amounts for 2002 have been reclassified to conform to the 2003 presentation.

       Audit Fees(1)   Audit Related Fees   Tax Fees   All Other Fees    Total
       -------------   ------------------   --------   --------------   -------
2003      $43,200              --            $19,000        --          $62,200
2002      $41,200              --            $19,700        --          $60,900

----------
(1) Professional services rendered for the audit of the Company's financial statements for the fiscal year ended January 3, 2004, the audit of the Company's 401(k) plan, and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITOR

         The Audit Committee is responsible for the pre-approval of all audit and permitted non-audit services performed by outside auditors, and will not engage outside auditors to perform any non-audit services proscribed by law or regulation. The Audit Committee may delegate authority for the pre-approval of all audit and non-audit services to a member of the Committee. All such approvals will be reported to the Audit Committee at its next scheduled meeting. The approval of a non-audit service to be performed by the outside auditors shall be disclosed to the investors in a timely manner in accordance with applicable regulations.

                                OTHER INFORMATION

         The Nominating Committee will consider nominees recommended by stockholders for election as directors at the annual meeting in the year 2005 if information concerning the recommended nominees is received by the Company not later than February 17, 2005 and not before January 18, 2005.

         Stockholder proposals intended to be presented at the annual meeting in the year 2005 must be received by the Company prior to December 24, 2004 to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting.

                                        By Order of the Board of Directors

                                                JEROME B. LIEBER
                                                   Secretary

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

RESOLUTION

         The Board of Directors of Decorator Industries, Inc. (the "Board") hereby defines the authority, responsibility and specific duties of its Audit Committee ("Committee") as described below.

COMPOSITION AND TERM

         The Committee shall be composed of three or more Directors appointed by the Board of Directors. Each member of the Committee shall be "independent" as required by Section l0A of the Securities Exchange Act of 1934, as amended ("Section 10A"), and the rules and regulations thereunder and by the Company Guide of the American Stock Exchange LLC ("Amex"). No member of the Committee may directly or indirectly accept any consulting, advisory or other compensatory fee from the Company, except in his or her capacity as a member of the Committee, the Board of Directors or any other Board Committee. Each member of the Committee shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Committee. At least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in his or her financial sophistication, including a current or past position as chief executive or financial officer or other senior officer with financial oversight responsibilities. One of the members shall be appointed Committee Chairman by the Board of Directors. The term of appointment of each member shall be at the discretion of the Board, provided that continuity is maintained.

AUTHORITY

         The Committee may be requested by the Board of Directors to investigate any activity of the Company, and all employees are directed to cooperate as requested by the members of the Committee. The Committee is empowered to retain, at Company expense, advisers having special competence as necessary to assist the Committee in fulfilling its responsibilities, such as independent legal counsel and accounting consultants. The Company's outside auditors have ultimate accountability to the Board of Directors and the Committee, as representatives of the stockholders. The Committee has ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for stockholder approval in any proxy statement) and to determine the compensation of the outside auditors, to be paid by the Company. The outside auditors must report directly to the Committee.

RESPONSIBILITIES

         The Committee is to serve as a focal point for communications between non-Committee Directors, the outside auditors, internal audit and Decorator Industries, Inc.'s management, as their duties relate to financial accounting, reporting and controls. The Committee is to assist the Board of Directors in fulfilling its fiduciary responsibilities as to accounting policies and reporting practices of Decorator Industries, Inc. and the sufficiency of auditing relative thereto. It is to be the Board's principal agent in ensuring the independence of the Company's outside auditors, the integrity of management and the adequacy of disclosures to stockholders. In this regard, the Committee shall be responsible for ensuring its receipt from the outside auditors of a formal written statement delineating all relationships between the auditors and the Company, consistent with Independence Standards Board Standard 1, and for actively engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditors.

         The Committee will review and discuss with management and the outside auditors the scope of services required at the commencement of the audit of the Company's financial statements, matters relating to the conduct of the audit, and the results of the audit.

         The Committee will review management's assessment of the adequacy of internal controls and the resolution of identified material weaknesses and reportable conditions in internal controls, including the prevention and detection of management override or compromise of internal controls.

----------
* As amended and adopted by the Board of Directors on March 2, 2004.

         The Committee will review the Report on Internal Controls that is filed within the Company's Annual Report on Form 10-K. That report will state the responsibilities of management for establishing and maintaining an adequate internal control structure and procedures for financial reporting and contain an assessment of the effectiveness of such structure and procedures. The Committee will also review the outside auditors' examination of management's assertion regarding the Company's internal controls for financial reporting.

         The Committee will review with management and the outside auditors the Company's annual financial statements and the related opinion thereon, prior to filing with the Securities and Exchange Commission ("SEC"). The Chief Executive Officer and Chief Financial Officer will be present at this review, which will include a review of the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" to be included in the Company's Annual Report on Form 10-K, as well as any other matters to be reviewed under the requirements of the SEC, other regulatory agencies, or the Amex. The Committee will review the outside auditors' judgement about the quality of accounting principles as applied in financial reporting, and will review and assess the reasonableness of analyses prepared by management and the outside auditors setting forth significant financial reporting issues and judgements made in connection with the preparation of financial statements. Specifically, the outside auditors will report to the Committee (i) all critical accounting policies and practices used by the Company. (ii) all material alternative accounting treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the outside auditors, and (iii) other material written communications between the outside auditors and management.

         The Committee will review the interim financial statements and disclosures under "Management's Discussion and Analysis of Financial Conditions and Results of Operations" with management and the outside auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. The Chief Executive Officer and Chief Financial Officer must be present at this review. Also, the Committee will discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the outside auditors under generally accepted auditing standards, including Statement on Auditing Standards No. 61. The Chairman of the Committee may represent the entire Committee for the purposes of this review.

         The Committee shall review and oversee any "related party transactions" with the Company as described in Item 404 of SEC Regulation S-K, irrespective of the dollar amount or value of the transaction.

         The Committee shall establish and maintain procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ti) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

         The Committee shall review disclosures by the Company's principal executive officer and principal financial officer regarding compliance with their certification obligations as required under the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder, including the Company's disclosure controls and procedures and internal controls for financial reporting and evaluation thereof.

         The Committee wilt receive from the outside auditors written disclosures about their independence and discuss with them any factors that might detract from their independence. The outside auditors will not be independent if, at any point during the audit and professional engagement period, any audit partner earns or receives compensation based on that partner's procuring engagements with the Company to provide any services other than audit, review, or attest services. The lead (or coordinating) audit partner having primary responsibility for the audit, and the audit partner responsible for reviewing the audit, cannot have performed audit services for the Company in each of the five previous fiscal years of the Company, except as such partners may be exempted by paragraph (c)(6)(ii) of section 210.2-01 of SEC Regulation S-X. Other audit partners will be subject to rotation periods as prescribed by law or regulation.

         The Committee is responsible for the pre-approval of all audit and permitted non-audit services performed by the outside auditors, and the Committee will not engage outside auditors to perform any non-audit services proscribed by law or regulation. The Committee may delegate authority for the pre-approval of all audit and non-audit services to a member of the Committee. All such approvals will be reported to the Committee at its next scheduled meeting. The approval of a non-audit service to be performed by the outside auditors shall be disclosed to investors in a timely manner in accordance with Section l0A and the rules and regulations thereunder.

         The Committee will require the outside auditors to certify annually that they are in compliance with all applicable legal and regulatory requirements, including those addressing rotation of lead and concurring partners, provisions of prohibited services, document retention, and the submission of timely reports.

         The Committee will prohibit management from hiring as a manager overseeing financial reporting matters of the Company any person who was employed by the outside auditors and was the lead partner, concurring partner, or any other member of the audit engagement team who provided audit, review or attest services for the Company within the one-year period preceding the commencement of the audit of the current fiscal year's financial statements.

ATTORNEYS

         The Committee will review and discuss any reports received from attorneys with respect to apparent or possible securities law violations and/or breaches of fiduciary duties which were reported to the Chief Executive Officer and not resolved to the satisfaction of the reporting attorney.

GENERAL

         The Committee, the outside auditors and the audits of the Company's financial statements must comply in all respects with the provisions of Section l0A and the rules and regulations thereunder.

MEETINGS

         The Committee is to meet at least four (4) times each fiscal year and as often as necessary to fulfill its duties and responsibilities. The Committee will report to the Board on at least an annual basis and as many more times as the Committee or the Board deems necessary.

ATTENDANCE

         Members of the Committee are to be present at all meetings. As necessary or desirable, the Chairman may request that members of management and representatives of the outside auditors be present at meetings of the Committee.